UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Air Transport Services Group, Inc.’s (“ATSG’s”) President & Chief Executive Officer, Joseph C. Hete, and Chief Financial Officer, Quint O. Turner, plan on giving a presentation and holding a series on one-on-one meetings with investors and analysts at the 2011 Stifel Nicolaus Transportation & Logistics Conference in Key Biscayne, Florida on February 15, 2011, and at the BB&T Capital Markets 26th Annual Transportation Services Conference in Miami, Florida on February 16 and 17, 2011. During those presentations and meetings, Messrs. Hete and Turner will be providing an overview of ATSG, its historical financial performance and growth strategy, utilizing the written presentation attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Presentation, dated February 2011, to be distributed at the Stifel Nicolaus Transportation & Logistics Conference in Key Biscayne Florida, on February 15, 2011, and the BB&T Capital Markets 26th Annual Transportation Services Conference in Miami, Florida, on February 16 and 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: February 15, 2011